THE

        NAVIGATOR
          CLASS

         OF THE

       LEGG MASON
         GLOBAL
          FUNDS

         ------

Putting Your Future First


Global Funds
Navigator Class of Global
  Government Trust
Navigator Class of
  International Equity Trust
Navigator Class of
   Emerging Markets Trust

       Prospectus
       May 1, 1997


This wrapper is not part of the prospectus.


Addresses


Distributor:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 o 539 o 0000  800 o 822 o 5544


Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044


Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103


Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.,
      Washington, DC 20036-1800


Independent Accountants:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street
      Baltimore, MD 21202



No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectus does not constitute an offering by any Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.


                                                         [LEGG MASON FUNDS LOGO]

NAVIGATOR GLOBAL FUNDS
PROSPECTUS
MAY 1, 1997
     LEGG MASON GLOBAL TRUST, INC.:
     LEGG MASON GLOBAL GOVERNMENT TRUST
     LEGG MASON INTERNATIONAL EQUITY TRUST
     LEGG MASON EMERGING MARKETS TRUST
    Shares of Navigator Global Government Trust, Navigator International Equity Trust and Navigator Emerging Markets Trust (collectively referred to as "Navigator Shares") represent separate classes ( "Navigator Classes") of interest in the Legg Mason Global Government Trust ("Global Government"), Legg Mason International Equity Trust ("International Equity") and Legg Mason Emerging Markets Trust ("Emerging Markets"), respectively. Global Government, International Equity and Emerging Markets (each separately referred to as a "Fund" and collectively referred to as the "Funds") are separate, professionally managed portfolios of Legg Mason Global Trust, Inc. ("Corporation"), an open-end management investment company. Global Government is a bond fund; International Equity and Emerging Markets are equity funds.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the next page).
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    INTERNATIONAL EQUITY AND EMERGING MARKETS MAY INVEST UP TO 35% AND 100%, RESPECTIVELY, OF THEIR TOTAL ASSETS IN THE SECURITIES OF COMPANIES LOCATED IN DEVELOPING COUNTRIES, INCLUDING COUNTRIES OR REGIONS WITH RELATIVELY LOW GROSS NATIONAL PRODUCT PER CAPITA COMPARED TO THE WORLD'S MAJOR ECONOMIES, AND IN COUNTRIES OR REGIONS WITH THE POTENTIAL FOR RAPID BUT UNSTABLE ECONOMIC GROWTH (COLLECTIVELY, "EMERGING MARKETS"). BECAUSE OF THE RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS, BOTH INTERNATIONAL EQUITY AND EMERGING MARKETS ARE INTENDED TO BE LONG-TERM INVESTMENT VEHICLES AND ARE NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM STOCK MARKET MOVEMENTS. INVESTORS IN THESE TWO FUNDS SHOULD BE ABLE TO TOLERATE SUDDEN, SOMETIMES SUBSTANTIAL FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS.
    GLOBAL GOVERNMENT is a non-diversified, professionally managed portfolio seeking capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. In attempting to achieve the Fund's objective, the Fund's investment adviser, Western Asset Management Company ("Western Asset"), normally invests at least 75% of the Fund's total assets in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities or political subdivisions. At least 75% of its total assets normally will be invested in investment grade debt securities of foreign or domestic corporations, governments or other issuers, certain money market instruments, and repurchase agreements collateralized by such securities. The Fund may invest up to 25% of its total assets in debt securities rated below investment grade.
    INTERNATIONAL EQUITY is a diversified, professionally managed portfolio seeking maximum long-term total return. IN ATTEMPTING TO ACHIEVE THE FUND'S OBJECTIVE, THE FUND'S INVESTMENT ADVISER, BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), NORMALLY INVESTS THE FUND'S ASSETS IN COMMON STOCKS OF COMPANIES LOCATED OUTSIDE THE UNITED STATES. THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EMERGING MARKET SECURITIES.

    EMERGING MARKETS is a diversified, professionally managed portfolio seeking long-term capital appreciation. In attempting to achieve the Fund's objective, Batterymarch, as the Fund's investment adviser, normally invests at least 65% of the Fund's total assets in equity securities of emerging market companies. Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments.
    The adviser considers emerging markets to include most of the countries of Asia, Africa, Latin America, Eastern Europe and the Middle East, as well as certain countries in Western or Southern Europe. Most emerging market countries or regions have relatively low gross national products per capita compared to the world's major economies, and have the potential for rapid but unstable economic growth. The risks of foreign investing are heightened in emerging markets.
    INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS. BECAUSE OF THESE RISKS, AN INVESTMENT IN ANY OF THESE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE SPECIAL RISKS ASSOCIATED WITH EMERGING MARKETS, AN INVESTMENT IN EITHER OF THE EQUITY FUNDS SHOULD BE CONSIDERED SPECULATIVE.
    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.
    No initial sales charge is imposed by the Funds on purchases, and no redemption charge is imposed by Global Government and International Equity on sales of Navigator Shares. For Emerging Markets, a 2% redemption fee is charged on the proceeds of Navigator Shares redeemed or exchanged within one year of purchase. Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund pays management fees to Legg Mason Fund Adviser, Inc. ("LMFA"), but Navigator Classes pay no distribution fees.

            TABLE OF CONTENTS
                Expenses                                           3
                Financial Highlights                               4
                Performance Information                            5
                Investment Objectives and Policies                 6
                How to Purchase and Redeem Shares                 19
                How Shareholder Accounts are Maintained           21
                How Net Asset Value Is Determined                 21
                Dividends and Other Distributions                 21
                Taxes                                             22
                Shareholder Services                              23
                The Funds' Management and Investment Advisers     23
                The Funds' Distributor                            25
                The Funds' Custodian and Transfer Agent           25
                Description of the Corporation and its Shares     25

                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                                410 o 539 o 0000
                                800 o 822 o 5544
2

EXPENSES

          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. Other expenses set forth in the table are based on estimates and fees are adjusted for current expense limits and fee waiver levels for the initial period of operations of the Navigator Classes.


      SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND
      Maximum sales charge on purchases or
        reinvested dividends                           None
      Redemption and exchange fees:
        For Global Government and International
          Equity                                       None
        For Emerging Markets                          2.00%*

      ----------
      * Because of the costs involved in trading emerging market securities, Emerging Markets assesses a 2% redemption fee on the proceeds of shares redeemed or exchanged within one year of purchase. The fee is paid directly to the Fund, and not to LMFA or Legg Mason.


     ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES(A)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                             INTER-
                               GLOBAL       NATIONAL      EMERGING
                             GOVERNMENT      EQUITY       MARKETS
                             --------------------------------------
      Management fees
        (after fee waivers)     0.75%          0.68%        0.00%
      12b-1 fees                None           None         None
      Other expenses            0.36%          0.57%        1.50(B)
                             --------------------------------------

      Total operating
        expenses (after fee
        waivers)                1.11%          1.25%        1.50%
                             ======================================

     (A) Pursuant to voluntary expense limitations, LMFA and each Fund's adviser have agreed to waive the management fees to the extent necessary to limit total operating expenses attributable to the Navigator Shares of each Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: For Global Government 1.15% of average daily net assets indefinitely; for International Equity, 1.25% of average daily net assets until May 1, 1998; and for Emerging Markets, 1.50% of average daily net assets until May 1, 1998. In the absence of such waivers, the expected management fee, other expenses, and total operating expenses of each Fund would be as follows. For International Equity, 0.75%, 0.57% and 1.32% of average net assets; and for Emerging Markets, 1.00%, 1.50% and 2.50% of average net assets. No fee waivers would be necessary for Global Government.
     (B) Other expenses are based on annualized estimated amounts for the current fiscal year.

          For further information concerning Fund expenses, see "The Funds' Management and Investment Advisers," page 23.

      EXAMPLE
          The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming
      (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the table above, Global Government and International Equity charge no redemption fees of any kind.


                                    1       3       5      10
                                   YEAR   YEARS   YEARS   YEARS
      ---------------------------------------------------------

      Global Government            $11     $35     $61    $135
      International Equity         $13     $40     $69    $151
      Emerging Markets             $36     $47     N/A     N/A
      Emerging Markets
        (Assuming no redemption)   $15     $47     N/A     N/A


          This example assumes that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown and that all dividends and other distributions are reinvested. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributed to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, whether LMFA and/or a Fund's adviser waive their fees, and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.
                                                                               3

     FINANCIAL HIGHLIGHTS
         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. The information shown below is for Primary Shares and reflects 12b-1 fees paid by that class and not by Navigator Shares.
         The financial information in the table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. Global Government's, International Equity's and Emerging Markets' financial statements for the year ended December 31, 1996 and the report of Coopers & Lybrand L.L.P. thereon are included in the Corporation's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information. The annual report is available to shareholders without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.

                                               INVESTMENT OPERATIONS                       DISTRIBUTIONS FROM:
                                     ------------------------------------------   --------------------------------------
                                                  NET REALIZED AND
                                                  UNREALIZED GAIN
                                                     (LOSS) ON
                                                      INVEST-                                                 IN EXCESS
                         NET ASSET      NET        MENTS, OPTIONS      TOTAL                       NET         OF NET
                          VALUE,     INVESTMENT   AND FUTURES AND       FROM         NET        REALIZED      REALIZED
                         BEGINNING     INCOME     FOREIGN CURRENCY   INVESTMENT   INVESTMENT     GAIN ON       GAIN ON
                         OF PERIOD     (LOSS)       TRANSACTIONS     OPERATIONS     INCOME     INVESTMENTS   INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT TRUST
      Years Ended Dec. 31,
      1996                $ 10.33      $ 0.59          $ 0.21          $ 0.80       $(0.62)      $ (0.10)      $    --
      1995                   9.54        0.63(A)         1.32            1.95        (1.16)           --            --
      1994                  10.27        0.57(A)        (0.71)          (0.14)       (0.59)           --            --
      April 15,(B)-
       Dec. 31, 1993        10.00        0.36(A)         0.31            0.67        (0.36)        (0.04)           --
INTERNATIONAL EQUITY
TRUST
      Year Ended Dec. 31,
      1996(E)             $ 10.70      $ 0.02(F)       $ 1.74          $ 1.76       $(0.05)      $ (0.32)      $    --
      Feb. 17,(B)-
       Dec. 31, 1995        10.00        0.04(F)         0.77            0.81        (0.04)           --         (0.07)
EMERGING MARKETS TRUST
      May 28,(B)-
        Dec. 31, 1996(E)  $ 10.00      $(0.03)(G)      $ 0.57          $ 0.54       $(0.03)      $    --       $    --





                                                                           RATIOS/SUPPLEMENTAL DATA
                                                     --------------------------------------------------------------------
                                                                                  NET
                                         NET ASSET                            INVESTMENT                    NET ASSETS,
                                          VALUE,                EXPENSES     INCOME (LOSS)    PORTFOLIO        END OF
                             TOTAL        END OF     TOTAL     TO AVERAGE     TO AVERAGE      TURNOVER         PERIOD
                         DISTRIBUTIONS    PERIOD     RETURN    NET ASSETS     NET ASSETS        RATE       (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT TRUST
      Years Ended Dec. 31,
      1996                  $ (0.72)      $ 10.41      8.22%       1.86%          5.80%          172%         $161,549
      1995                    (1.16)        10.33     20.80%       1.81%(A)       5.72%(A)       169%          153,954
      1994                    (0.59)         9.54     (1.40)%      1.34%(A)       5.71%(A)       127%          145,415
      April 15,(B)-
       Dec. 31, 1993          (0.40)        10.27      6.76%(C)    0.27%(A,D)     5.41%(A,D)     128%(D)       161,072
INTERNATIONAL EQUITY
TRUST
      Year Ended Dec. 31,
      1996(E)               $ (0.37)      $ 12.09     16.49%       2.25%(F)       0.21%(F)        83%         $167,926
      Feb. 17,(B)-
       Dec. 31, 1995          (0.11)        10.70      8.11%(C)    2.25%(D,F)     0.52%(D,F)      58%(D)        65,947
EMERGING MARKETS TRUST
      May 28,(B)-
        Dec. 31, 1996(E)    $ (0.03)      $ 10.51      5.40%(C)    2.50%(D,G)     (.68)%(D,G)      46%(D)     $ 21,206

     ----------
     (A) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS OF 0.2% UNTIL SEPTEMBER 30, 1993; 0.35% UNTIL DECEMBER 31, 1993; 0.5% UNTIL JANUARY 31, 1994; 0.7%
          UNTIL FEBRUARY 28, 1994; 0.9% UNTIL MARCH 31, 1994; 1.1% UNTIL APRIL 30, 1994; 1.3% UNTIL MAY 31, 1994; 1.5% UNTIL JUNE 30, 1994; 1.7%
          UNTIL JULY 31, 1994; AND 1.9% INDEFINITELY.
     (B)  COMMENCEMENT OF OPERATIONS.
     (C)  NOT ANNUALIZED
     (D)  ANNUALIZED
     (E) PURSUANT TO SEC REGULATIONS ADOPTED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD DURING THE YEAR ENDED DECEMBER 31, 1996 FOR INTERNATIONAL EQUITY TRUST AND EMERGING MARKETS TRUST WERE $.0083 AND $.0061, RESPECTIVELY.
     (F) NET OF FEES WAIVED AND/OR EXPENSES REIMBURSED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.25%.
     (G) NET OF FEES WAIVED AND/OR EXPENSES REIMBURSED PURSUANT TO VOLUNTARY EXPENSES LIMITATION OF 2.50%.

PERFORMANCE INFORMATION

    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performance only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.
    Prior to May 1, 1996, International Equity was named Legg Mason Global Equity Trust ("Global Equity"). Global Equity invested primarily in common stocks of companies located anywhere in the world, including the United States. Since May 1, 1996, with this name change, International Equity invests in common stocks located outside the United States.
    Total returns as of December 31, 1996 were as follows:

CUMULATIVE TOTAL     GLOBAL      INTERNATIONAL    EMERGING
  RETURN           GOVERNMENT       EQUITY        MARKETS
-------------------------------------------------------------
Primary Class:
  One Year            +8.22%         +16.49%          N/A
  Life of Class      +37.62%(A)      +25.94%(B)     +3.30%(C)

AVERAGE ANNUAL
  TOTAL RETURN
-------------------------------------------------------------
Primary Class:
  One Year            +8.22%         +16.49%         N/A
  Life of Class       +8.97%(A)      +13.10%(B)      N/A

----------
(A)  INCEPTION OF GLOBAL GOVERNMENT -- APRIL 15, 1993.
(B)  INCEPTION OF INTERNATIONAL EQUITY -- FEBRUARY 17, 1995.
(C) INCEPTION OF EMERGING MARKETS -- MAY 28, 1996. NET OF 2.0% REDEMPTION FEE ASSESSED WITHIN TWELVE MONTHS OF PURCHASE.

    No adjustment has been made for any income taxes payable by shareholders. The investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if LMFA had not waived/reimbursed certain fees and expenses during the periods presented above. Because Navigator Shares have lower total expenses, they will generally have a higher return than Primary Shares. As of the date of this Prospectus, Navigator Shares have no performance history.
    Global Government also may advertise its YIELD. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.
    Further information about each Fund's performance is contained in the Corporation's annual report to shareholders, which may be obtained without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.
                                                                               5

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GLOBAL GOVERNMENT'S investment objective is to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. The Fund normally attempts to achieve this objective by investing at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The Fund normally will invest at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, the agencies or instrumentalities of either, supranational organizations and foreign or domestic corporations, trusts, or financial institutions rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P, judged by Western Asset to be of comparable quality, certain money market instruments and repurchase agreements involving any of the foregoing. These are considered investment grade debt securities.
          Under normal circumstances, the Fund will be invested in at least three different countries, including the United States. The Fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of the Fund's assets that may be invested in any one country or currency.
          The money market instruments in which the Fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by Western Asset to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by Western Asset to be of comparable quality.
          The remainder of the Fund's assets, not in excess of 25% of its assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's or S&P's four highest grades, or unrated securities judged by Western Asset to be of comparable quality. This may include lower-rated debt securities issued or guaranteed by foreign governments or by domestic or foreign corporations, trusts or financial institutions; (2) loans and participations in loans originated by banks and other financial institutions, which also may be below investment grade; (3) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock, or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features); and (4) common and preferred stocks. See page 15 for a discussion of the risks of lower-rated debt securities. If a security is downgraded subsequent to its purchase, the Fund will sell that security or another if that is necessary to assure that 75% of its assets are investment grade or equivalent quality instruments.
          The Fund may invest directly in U.S. dollar-denominated or foreign currency-denominated foreign fixed-income securities (including preferred or preference stock) and money market securities issued or guaranteed by governmental and non-governmental issuers, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.
          The Fund's foreign investments may include securities of issuers based in developed countries (including, but not limited to, countries in the European Union, Canada, Japan, Australia, New Zealand and newly industrialized countries, such as Singapore, Taiwan and South Korea).
          The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by numerous emerging market governments, and other such governments are expected to issue them in the future. Brady Bonds currently are rated below investment grade. As of the date of this Prospectus, Western Asset is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U. S. dollar) and are actively traded in the secondary market for Latin American debt.
          The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which
6
      may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
          Foreign government securities may include debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted to reflect changes in relative values of the underlying currencies. Western Asset does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The market for ECUs may become illiquid at times of rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses.
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. See "Options, Futures and Forward Currency Exchange Contracts," page 13 and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 14. The Fund may purchase securities on a when-issued basis and enter into forward commitments to purchase securities (see page 18); may enter into swaps, caps, collars and floors for hedging and other purposes; may lend its securities to brokers, dealers and other financial institutions to earn income; may borrow money for temporary or emergency purposes; and may enter into short sales "against the box."
          When Western Asset believes such action is warranted by abnormal market or economic situations, the Fund may invest temporarily without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements.

          INTERNATIONAL EQUITY'S investment objective is to seek maximum long-term total return. The Fund attempts to meet this objective by investing primarily in equity securities of companies located outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located in at least three different countries other than the United States. In implementing this policy, Batterymarch currently intends to invest substantially all of the Fund's assets in non-U.S. equity securities. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada and Germany. Common stocks are chosen using Batterymarch's system for identifying common stocks it believes to be undervalued. The weighting of the Fund's assets among individual countries will reflect an assessment of the attractiveness of individual equity securities regardless of where they trade. In addition, the Fund may invest up to 35% of its total assets in emerging market securities.
          The Fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The Fund is expected to remain substantially fully invested in equity securities. However, when cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, the Fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. When Batterymarch believes such action is warranted by abnormal market or economic situations, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, judged by Batterymarch to be of comparable quality.
          The Fund is authorized to invest in stock index futures and options as discussed below. The Fund may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Options, Futures and Forward Currency Exchange Contracts," page 13 and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 14.
          The Fund is permitted to hold securities other than common stock, such as debentures or preferred stock that may or may not be convertible
                                                                               7
      into common stock. Some of these instruments may be rated below investment grade. The Fund will not purchase securities rated below investment grade (or comparable unrated securities) if, as a result, more than 5% of the Fund's net assets would be so invested.

          EMERGING MARKETS' investment objective is long-term capital appreciation. The Fund attempts to meet this objective by investing at least 65% of its total assets in emerging market equity securities under normal conditions.
          Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. Batterymarch intends to be substantially fully invested in equity securities and convertible securities of emerging market issuers. The Fund may use options and stock index futures as discussed below. It may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. However, appropriate hedging instruments are not available with respect to most emerging markets, and the Fund accordingly will not often employ hedging strategies. See "Options, Futures and Forward Currency Exchange Contracts," page 13, and "Risks of Futures, Options, Futures and Forward Currency Exchange Contracts," page 14.
          The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.
          The Fund intends to invest in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.
          More than 25% of the Fund's total assets may be denominated in a single currency. Concentration in a single foreign currency will increase the Fund's exposure to adverse developments affecting the value of that currency. An issuer of securities purchased by the Fund may be domiciled in a country other than the country in whose currency the securities are denominated.
          When abnormal market or economic situations warrant in the opinion of Batterymarch, the Fund may invest without limit for temporary defensive purposes in short-term debt instruments, including government, corporate and money market securities of domestic issuers, as well as repurchase agreements. Such short-term instruments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated, judged by Batterymarch to be of comparable quality.

INVESTMENT RESTRICTIONS
          Global Government is a "non-diversified" investment company; therefore, the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940 ("1940 Act"). However, the Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ( "Code"), which requires that, among other things, at the close of each quarter of the Fund's taxable year: (1) with respect to 50% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer; these limits do not apply to U.S. government securities. To the extent the Fund's assets are invested in the obligations of a limited number of issuers or in a limited number of countries or currencies, the value of the Fund's shares will be more susceptible to any single economic, political or regulatory occurrence than would the shares of a diversified company.
          The fundamental restrictions applicable to the Fund include a prohibition on investing 25% or more of total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto). Additional fundamental and non-fundamental investment restrictions are set forth in the Statement of Additional Information.
          As a fundamental policy, each Fund may borrow an amount equal to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Because of the limited liquidity of some emerging markets, Emerging Markets, in particular, may occasionally be required to borrow to meet redemption requests. Borrowing may cause greater fluctuation in share value, but also may enable the Fund to retain favorable securities positions rather than liquidating them to meet redemptions. None of the Funds will borrow for the purpose of leveraging its portfolio. As a non-fundamental policy, none of the Funds may purchase securities when outstanding borrowings exceed 5% of total assets.

INVESTMENT TECHNIQUES AND RISKS

          The following investment techniques and risks apply to each of the Funds unless otherwise stated.

      Foreign Securities
          Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying investment.
          The relative performance of various countries' fixed income and equity markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.
          Foreign securities purchased by a Fund may be listed on foreign exchanges or traded over-the-counter. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to obtain the best net results in effecting transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities will include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

      Emerging Market Securities
          Each Fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment, described above, are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the Funds should be considered speculative. With respect to Global Government, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank");
      (iii) listed in World Bank publications as developing or (iv) determined by Batterymarch to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities: (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets;
      (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.
          Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.
          Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be
                                                                               9
      affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
          Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.
          Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.
          To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.
          Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.
          The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.
          Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.
          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

      Investment in Japan
          International Equity may invest more than 25% of its total assets in securities of Japanese issuers. Japan is the largest capitalized stock market outside the United States. The performance of the Fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has recently experienced a recession, including a decline in real estate values that adversely affected the balance sheets of many financial institutions. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a
10
      seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.

      Sovereign Debt Securities
          Global Government may invest in sovereign debt securities of emerging market governments. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multilateral agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

      Repurchase Agreements
          Repurchase agreements are agreements under which either U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which its adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.

      Preferred Stock
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid, but do not generally have a legal right to demand payment. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. Global Government has no current intention of converting any convertible securities it
                                                                              11
      may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by Global Government is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

      Reverse Repurchase Agreements and Other Borrowing
          In a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. Each Fund may also enter into dollar rolls, in which a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, that Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the proceeds of the initial sale.
          Each Fund may engage in reverse repurchase agreements, dollar rolls and other borrowing as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without selling portfolio instruments.
          To avoid potential leveraging effects of borrowing (including reverse repurchase agreements and dollar rolls), each Fund will not purchase securities while such borrowing is in excess of 5% of its total assets. Each Fund will limit its borrowing to no more than one-third of its total assets.

      Loans of Portfolio Securities
          Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with that Fund's custodian. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value. When a Fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the Fund can dispose of it.

      Restricted and Illiquid Securities
          Restricted securities are securities subject to legal or contractual restrictions on resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when a sale would otherwise be desirable. No Fund will acquire a security which cannot be expected to be sold within seven days at approximately the price at which it is valued ("illiquid assets"), if such acquisition would cause the aggregate value of illiquid assets to exceed 15% of its net assets. Time deposits and repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly.
          The Funds do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S. Rule 144A securities, although not registered, may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Each Fund's adviser, acting pursuant to guidelines established by the Corporation's Board of Directors, may determine that some Rule 144A securities are liquid. If the newly-developing institutional markets for restricted securities do not develop as anticipated, it could adversely affect the liquidity of a Fund.

      Depositary Receipts
          The Funds may invest in ADRs or similar non-U.S. instruments issued by foreign banks or trust companies. ADRs are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs
12
      may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. The Funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. Some of these depositary receipts may be issued in bearer form. For purposes of their investment policies, each Fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

      Securities of Other Investment Companies
          Due to restrictions on direct investment by foreign entities in certain emerging markets, or other difficulties limiting the availability of local securities, investment in other investment companies may be the most practical or only manner in which a Fund can invest in certain emerging markets. A Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. There can be no assurance that a Fund will be able to invest in certain emerging markets. A Fund will invest in such funds when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      Options, Futures and Forward Currency Exchange Contracts
          A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party has the right to require the other to buy or sell a specific security, currency or futures contract, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. A forward foreign currency exchange contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Options, futures and forward currency exchange contracts are generally considered to be "derivatives."

FOR GLOBAL GOVERNMENT:
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. The Fund may purchase and sell call and put options on bond indices and on securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund may also purchase and sell interest rate and bond index futures contracts and options thereon for hedging purposes.
          The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specified transactions or with respect to its portfolio positions. For example, when Western Asset anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its security positions denominated in such currency. It may also engage in cross-hedging by using a forward contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of these contracts is to minimize the risk to the Fund from adverse changes in the relationship between two currencies. Cross-currency hedging requires a degree of correlation between the two currencies involved. Some currency relationships thought to be correlated have proven highly volatile on some occasions.
          The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in the market value of foreign securities it holds or intends to purchase, resulting from changes in foreign exchange rates. The Fund
                                                                              13
      may also purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

FOR INTERNATIONAL EQUITY AND EMERGING MARKETS:
          A Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. It may not enter into such contracts for speculative purposes. Forward currency contracts may be bought or sold to protect the Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar.
          Each Fund may utilize futures contracts and options to a limited extent. Specifically, a Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a Fund may not enter into futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          Futures contracts and options may be used for several reasons: to simulate full investment in underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying equity security or index.
          As noted above, it may be difficult or impossible to hedge exposures in emerging markets, both because of the nature of the risks and because of the limited availability of suitable hedging instruments.

      Risks of Futures, Options and Forward Currency Exchange Contracts
          The use of options, futures and forward currency exchange contracts involves certain investment risks and transaction costs. These risks include (1) dependence on the ability of each Fund's adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options, futures contracts or forward currency contracts and movements in the price of the underlying securities or currencies; (3) the fact that skills needed to use these instruments are different from those needed to select a Fund's portfolio securities; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences; and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Fund's use of futures contracts, forward currency contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the securities or currencies that are the subject of the strategy does not occur, the Fund might have been in a better position had it not used that strategy at all. Forward currency contracts, which protect the value of a Fund's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. The use of options and futures contracts for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of options, futures or forward contracts to hedge an anticipated purchase also subjects a Fund to additional risk until the purchase is completed or the position is closed out.
          When a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U. S. government securities ("initial margin"). A Fund will not enter into futures contracts or commodities option positions (other than option positions that are "in-the-money" at the time of purchase) if, immediately thereafter, its initial margin deposits plus premiums paid by it, would exceed 5% of the fair market value of the Fund's net assets. If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer
14
      from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by that Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Fund's investment limitations. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Fund to reduce risk using such options and futures and may limit their liquidity.
          When using options, futures or forwards, each Fund will cover its short positions or maintain a segregated asset account, to the extent required by SEC staff positions. The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

          THE FOLLOWING DESCRIBES CERTAIN INVESTMENT TECHNIQUES USED PRIMARILY BY GLOBAL GOVERNMENT:

      Lower-Rated Debt Securities
          The Fund may invest in debt obligations of any grade. Western Asset seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.
          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the Fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations.
          The Fund may invest up to 25% of its total assets in high-yield, high-risk securities rated below investment grade. The Fund may invest in lower-rated debt securities of domestic issuers, those issued by foreign corporations, those issued or guaranteed by foreign governmental issuers, and those issued by domestic corporations but linked to the performance of such foreign-issue debt. See "Foreign Securities" page 9. Such securities are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuers may result in an increased incidence of default.
          Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.
          The market for lower-rated securities may be thinner and less active than that for higher-rated securities. As a result of the limited liquidity of high yield securities, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets. In addition, their prices have at times experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis.
          Debt securities may be subject to mandatory call provisions. If issuers were to invoke these provisions during periods of declining interest rates, the Fund would receive redemption proceeds at times when only lower-yielding securities were available for investment by the Fund.
          The table below provides a summary of ratings assigned to debt holdings in Global Government's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1996, presented as a percentage of total investments. These percentages are historical and are not necessarily
                                                                              15
      indicative of the quality of current or future portfolio holdings, which may vary. A further description of Moody's and S&P's ratings is included in the Appendix to the Statement of Additional Information.

    MOODY'S     Aaa/
    RATINGS     Aa/A   Baa    Ba     B     Caa   Ca     C    NR
-----------------------------------------------------------------
Average         68.4%  9.1%   5.9%  10.6%  --    1.5%   --   4.5%


                 AAA/                                 CC/
  S&P RATINGS    AA/A    BBB     BB      B     CCC     C      D    NR
-----------------------------------------------------------------------
Average          72.9%   4.5%   14.7%   1.9%   --     1.5%    --   4.5%

          The dollar-weighted average of securities not rated by either Moody's or S&P amounted to 4.5%. This may include securities rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower-quality securities.

      U.S. Government Securities
          The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), securities supported solely by the discretionary authority of the U.S. Treasury to lend to the issuer of the issuer (such as Fannie Mae ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities).

      Mortgage-Related Securities
          The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of mortgages created by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interest in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit the Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining the Fund's average maturity, Western Asset must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence.
16

      Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-
      related securities because there are no direct or indirect government guarantees of payments in the former securities. However, many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on such securities. Timely payment of principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies. Where non-governmental securities are collateralized by securities issued by FHLMC, FNMA or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations.
          Some mortgage-related securities will be considered illiquid and will be subject to the Fund's investment limitation that no more than 15% of its net assets will be invested in illiquid securities.

      Stripped Mortgage-Backed Securities
          The Fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the Fund purchases an IO and the underlying principal is repaid faster than expected, the Fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the Fund's 15% limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by Western Asset, following guidelines and standards established by the Corporation's Board of Directors.

      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

      Loans and Loan Participations
          The Fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The Fund's interests in these loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.
                                                                              17

      Variable and Floating Rate Securities
          The Fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. Western Asset believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.

      Zero Coupon and Pay-In-Kind Bonds
          A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash.
          An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. Since the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the federal income tax laws, the Fund, as an investor in such bonds, may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a time which would be disadvantageous to the Fund and when the Fund would not otherwise choose to dispose of the assets.

      When-Issued Securities and Standby Commitments
          The Fund may enter into commitments to purchase U.S. government securities or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on the Fund. The Fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 20% of its total assets.
          Issuance of securities purchased on a when-and-if-issued basis depends on the occurrence of an event. If the anticipated event does not occur, the securities are not issued. The characteristics and risks of when-and-if-issued securities are similar to those involved in writing put options.
          To meet its payment obligation, the Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations, in an amount at least equal in value to the Fund's commitments to purchase when-and-if-issued securities.

      Indexed Securities
          The Fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.
          The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

      Capital Appreciation and Risk
          The market value of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. The longer the maturity, the more pronounced is the rise or decline in the security's price. When interest rates are falling, a fund with a shorter maturity generally will not generate as high a level of total return as a fund with a longer maturity. Conversely,
18
      when interest rates are rising, a fund with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).
          Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices.
          A debt security may be callable, i.e., subject to redemption at the option of the issuer, at a price established in the security's governing instrument. If a debt security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

FOR EACH FUND:

PORTFOLIO TURNOVER
          For the year ended December 31, 1996, Global Government's portfolio turnover rate was 172%, International Equity's portfolio turnover rate was 83% and for the period May 28, 1996 (commencement of operations) to December 31, 1996, Emerging Markets' annualized portfolio turnover rate was 46%. Global Government may sell fixed income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of that Fund. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by that Fund. It may also increase the amount of short-term capital gains, if any, realized by a Fund and will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.

HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.
          Customers of certain Institutional Clients that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those Institutions. Such Institutional Clients may receive payments from the Funds' distributor for account servicing, and may receive payments from their customers for other services performed. Investors otherwise eligible to purchase Navigator Shares can purchase them from Legg Mason without receiving or paying for such other services.
          Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to each Fund on a timely basis.

PURCHASE OF SHARES
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 21.
          Each Fund reserves the right to reject any order for its shares, to suspend the offering of shares for a period of time, or to waive any minimum investment requirements.
          In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.
                                                                              19

          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

REDEMPTION OF SHARES
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisors at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.
          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange on any day when the Exchange is open will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless that Fund can be reasonably assured that the check has been collected.
          Emerging Markets' investment objective results in it investing a substantial portion of its assets in thinly traded stock which can experience large price fluctuations and whose purchase and sale can involve significant transaction costs. The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the Fund's investment planning and create additional transaction costs which are borne by all shareholders. For this reason, the Fund imposes a 2% redemption fee on all redemptions, including exchanges, of Fund shares held for less than one year.
          The redemption fee will be paid directly to the Fund to help offset the costs imposed on it by short-term trading in emerging markets. The fee will not be paid to either LMFA or Legg Mason. No fees are charged on redemptions from Global Government or International Equity.
          The fee will not apply to any shares purchased through reinvestment of dividends or distributions or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, SEP-IRA, profit sharing, and money purchase pension accounts. The fee does apply to shares held in IRA accounts. The fee may apply to shares in broker omnibus accounts.
          The Fund will use the "first-in, first-out" (FIFO) method to determine the one year holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed.
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. A Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges
20
      should call their financial advisor for further instructions.
          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of a Fund's adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the shareholder will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE
MAINTAINED
          A shareholder account is established automatically for each shareholder. Any shares the shareholder purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Fund shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates. The Funds no longer issue share certificates.
          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
          Most securities held by Global Government are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Dividends from net investment income are declared and paid monthly for Global Government and are declared and paid annually for International Equity and Emerging Markets. Shareholders begin to earn dividends on their Global Government shares as of settlement date, which is normally the third business day after their orders are placed with their financial advisor. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss), and any net gain from foreign currency transactions, generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in a qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Navigator Shares on the payment dates. Shareholders may elect to:

          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
                                                                              21

          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.

          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Navigator fund. Please contact a financial advisor for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.
          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also will be credited to the account at that net asset value. If an investor elects to receive dividends and/or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAXES
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income and any net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.
          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to its shareholders (other than qualified retirement plans or other tax-exempt investors) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          The Funds send each shareholder a notice following the end of each calendar year specifying the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide that Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.
          A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another Legg Mason fund will generally have similar tax consequences. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or capital gain distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          If more than 50% of the value of International Equity's or Emerging Markets' total assets at the
22
      close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to any such election, such Fund would treat those taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions' sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income, or alternately, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each of the Funds will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations, which are applicable to any investment in the Funds, there may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Fund's transfer agent for the account of the shareholder.
          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their Customers.
          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by the Corporation's independent accountants.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or c/o Fairfield Group Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044.

EXCHANGE PRIVILEGE
          Holders of Navigator Shares are entitled to exchange them for the corresponding class of shares of any of the Legg Mason Funds (including the Legg Mason Cash Reserve Trust), the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc. provided that such shares are eligible for sale under applicable state securities laws.
          Investments by exchange into the other Navigator funds are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your financial advisor with the information described in the section "How to Purchase and Redeem Shares," page 19. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.
          Emerging Markets imposes a 2% redemption fee on exchanges of shares held less than one year. See page 20.

THE FUNDS' MANAGEMENT AND INVESTMENT
ADVISERS

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.

LEGG MASON FUND ADVISER
          Pursuant to separate management or advisory agreements with each Fund (each a "Management
                                                                              23

      Agreement" or "Advisory Agreement"), which were approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc., serves as manager of each Fund. As manager, LMFA manages the non-investment affairs of each Fund, directs all matters related to the operation of those Funds and provides office space and administrative staff for the Funds. Pursuant to its Advisory Agreement or Management Agreement, Global Government and International Equity each pays LMFA a fee equal to an annual rate of 0.75% and Emerging Markets pays a fee at an annual rate equal to 1.00% of its average daily net assets. Each Fund pays all its other expenses which are not assumed by LMFA.
          LMFA acts as manager, investment adviser or investment consultant to eighteen investment company portfolios which had aggregate assets under management of over $7.0 billion as of March 31, 1997. LMFA's address is 111 South Calvert Street, Baltimore, Maryland 21202. LMFA has voluntarily agreed to waive indefinitely its fees to the extent Global Government's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.15% of the Fund's average daily net assets. These agreements are voluntary and may or may not be renewed by LMFA.

WESTERN ASSET MANAGEMENT COMPANY
          Western Asset Management Company ("Western Asset") serves as investment adviser to Global Government pursuant to the terms of an advisory agreement with LMFA dated May 1, 1995. Western Asset acts as the portfolio manager for Global Government and is responsible for the actual investment management of the Fund, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For these services, LMFA (not the Fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA, or 0.40% of the Fund's average daily net assets.
          Keith J. Gardner has been primarily responsible for the day-to-day management of Global Government since its inception. Mr. Gardner has been Vice President of Legg Mason since November, 1992 and Senior Portfolio Manager at Western Asset Management Company since December, 1994. From 1985 to 1992, he served as Vice President, bond trader and portfolio manager for both U.S. and global portfolios at T. Rowe Price Associates, Inc.
          Western Asset renders investment advice to sixteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $4.3 billion as of March 31, 1997. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $22.6 billion as of that date. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.
          Western Asset has managed fixed income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.

WESTERN ASSET GLOBAL MANAGEMENT, LTD.
          Western Asset Global Management, Ltd. ("Western Asset Global") serves as investment sub-adviser to Global Government pursuant to the terms of a sub-advisory agreement with Western Asset dated May 1, 1997. Western Asset Global is responsible for providing research, analytical and trading support for the Fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA. As compensation for Western Asset Global's services and for expenses borne by Western Asset Global under the sub-advisory agreement, Western Asset Global will be paid monthly by Western Asset (not the Fund) at an annual rate equal to 0.20% of the Fund's average daily net assets.
          Western Asset Global, located at 155 Bishopsgate, London EC2M 3TY, also renders investment advice to institutional, private and commingled fund portfolios with assets of over $2.1 billion as of March 31, 1997. Western Asset Global has managed global fixed income assets for U.S. and non-U.S. clients since 1984.

BATTERYMARCH FINANCIAL MANAGEMENT, INC.
          Pursuant to advisory agreements with LMFA (each an "Advisory Agreement"), which were approved by the Corporation's Board of Directors, Batterymarch serves as investment adviser to International Equity and Emerging Markets. Batterymarch acts as the portfolio manager for each Fund and is responsible for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. LMFA (not the Funds) pays Batterymarch, pursuant to each Advisory Agreement, a management fee equal to an annual rate of 0.50% of International Equity's and 0.75% of Emerging Markets' average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees to the extent necessary to limit each Fund's total operating expenses
24
      attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 1.25% of International Equity's and 1.50% of Emerging Markets' average daily net assets attributable to Navigator Shares. This agreement will expire on May 1, 1998, unless extended by LMFA or Batterymarch.
          Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.3 billion as of March 31, 1997. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.
          An investment team is responsible for the day-to-day management of International Equity and Emerging Markets.

THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions.
          Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of the Manager, the Advisers, and Fairfield.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.
          Fairfield Group, Inc. is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield sells Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Fund for selling Navigator Shares.
          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.

THE FUNDS' CUSTODIAN AND TRANSFER AGENT
          State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of each Fund. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer agent for Fund shares and dividend-disbursing agent for each Fund.
          Pursuant to rules adopted under Section 17(f) of the 1940 Act, each Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Directors in accordance with SEC rules. The Board of Directors will consider a number of factors, including, but not limited to, the relationship of the institution to State Street, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Funds, the reputation of the institution in its national market, the perceived political and economic stability of the countries in which the sub-custodians will be located and perceived risks of potential nationalization or expropriation of Fund assets. No assurance can be given that the Board of Directors' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of Fund assets will not occur. Securities traded abroad are more likely to be in bearer form, which heightens the risk of loss through inadvertance or theft. In such event, a Fund may be dependent on its foreign custodian, the custodian's business insurance, or foreign law for any recovery.

DESCRIPTION OF THE CORPORATION AND ITS
SHARES
          The Corporation was established as a Maryland corporation on December 31, 1992. The Articles of Incorporation authorize the Corporation to issue one billion shares of common stock par value $.001 per share and to create additional series, each of which may issue separate classes of shares.
          Global Government, International Equity and Emerging Markets currently offer two classes of shares -- Class Y (known as "Navigator Shares") and Class A (known as "Primary Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling
                                                                              25
      or servicing Fund shares may receive more with respect to one class than another.
          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated financial advisor, through the Future First Systematic Investment Plan or through automatic investment arrangements.
          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 0.75%, 1.00% and 1.00% of the net assets attributable to Primary Shares of Global Government, International Equity and Emerging Markets, respectively. Investors in Primary Shares may elect to receive dividends and/or other distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Class of Shares, and dividends and distributions (if any) paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of a Fund may be exchanged for the corresponding class of shares of other Legg Mason Funds. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the fund shares the investors in Primary Shares wish to redeem.
          LMFA and Legg Mason have agreed that they will continue to reimburse management fees and 12b-1 fees to the extent the expenses of Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.90% of the average daily net assets of Global Government indefinitely. LMFA, Legg Mason and Batterymarch have also agreed that until May 1, 1998 they will continue to reimburse management fees and 12b-1 fees to the extent the expenses of Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 2.25% of the average daily net assets of International Equity and 2.50% of the average daily net assets of Emerging Markets for such month. These reimbursement agreements are voluntary and may or may not be renewed by LMFA and/or each Fund's adviser. Reimbursement by LMFA reduces a Fund's expenses and increases its yield and total return.
          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
26